UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

July 24, 2014

RUSSELL INVESTMENT GRADE BOND FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Investment Grade Bond Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Loomis, Sayles & Company, L.P. to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Pacific Investment Management Company as a money manager to the Fund. These changes became effective on May 22, 2014 and June 2, 2014, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

July 24, 2014

To Shareholders of the Russell Investment Grade Bond Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Loomis, Sayles & Company, L.P. (“Loomis”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Pacific Investment Management Company as a money manager to the Fund. These changes became effective on May 22, 2014 and June 2, 2014, respectively.

The attached Information Statement provides information about Loomis, the new portfolio management contract with Loomis and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL INVESTMENT GRADE BOND FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Investment Grade Bond Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 20, 2014, the Board authorized the signing of a portfolio management contract to engage Loomis, Sayles & Company, L.P. (“Loomis”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Pacific Investment Management Company (“PIMCO”). On June 2, 2014, the portfolio management contract with PIMCO was terminated.

Portfolio Management Contract

Effective May 22, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Loomis. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Loomis and by Loomis upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Loomis, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Loomis. The Trustees approved the terms of the proposed portfolio management contract with Loomis based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.6 billion (as of February 28, 2014), the proposed changes would decrease by approximately $100,225 per annum the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting will be available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Loomis, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.25% (estimated to be $4,925,125 based on an assumed average asset level of $1,970,049,513 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.07% (estimated to be $1,379,035 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.07% (estimated to have been $1,379,035 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Loomis.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Loomis does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Loomis

Loomis, Sayles & Company, L.P., One Financial Center, Suite 3300, Boston, MA 02111-2621, is 99% owned and controlled by Natixis Global Asset Management, L.P. (“Natixis US”), with the remaining 1% being owned by Loomis Sayles’ general partner, Loomis, Sayles & Company, Incorporated. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is approximately 72% owned by BPCE, France’s second largest banking group. The remaining 28% of Natixis is publically traded on the Paris Stock Exchange (Ticker: KN and ISIN: FR0000120685) with no single shareholder holding greater than 25%. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks, each of which is generally owned by its members.

The names and principal occupations of the principal executive officers and each director or general partner of Loomis, all located at One Financial Center, Suite 3300, Boston, MA 02111-2621, are listed below.

Name	Principal Occupation/Title
Robert James Blanding	Chief Executive Officer, Chairman, Director
Kevin Patrick Charleston	President, Chief Financial Officer, Director
Daniel Joseph Fuss	Executive Vice President, Vice Chairman, Director
John Francis Gallagher, III	Executive Vice President, Director of Institutional Services, Director
John Robert Gidman	Executive Vice President, Chief Information Officer, Director
Jaehoon Park	Executive Vice President, Chief Investment Officer, Director
Jean Susan Loewenberg	Chief Legal Officer, Executive Vice President, Director
Pierre Paul Servant	Director; Chief Executive Officer of Natixis Asset Management
John Thomas Hailer	Director; President and Chief Executive Officer Natixis Asset Management U.S. and Asia
John Frederick Russell	Executive Vice President, Head of Human Resources, Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Loomis. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Loomis, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Loomis or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

July 24, 2014

RUSSELL U.S. DYNAMIC EQUITY FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell U.S. Dynamic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jacobs Levy Equity Management, Inc. to serve as a new money manager to the Fund. This change became effective on May 21, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

July 24, 2014

To Shareholders of the Russell U.S. Dynamic Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) to serve as a new money manager to the Fund. This change became effective on May 21, 2014.

The attached Information Statement provides information about Jacobs Levy, the new portfolio management contract with Jacobs Levy and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL U.S. DYNAMIC EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Dynamic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 20, 2014, the Board authorized the signing of a portfolio management contract to engage Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo.

Portfolio Management Contract

Effective May 21, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Jacobs Levy. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Jacobs Levy and by Jacobs Levy upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with Jacobs Levy, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and Jacobs Levy. The Trustees approved the terms of the proposed portfolio management contract with Jacobs Levy based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $733 million (as of February 28, 2014) , the proposed changes would decrease by approximately $139,476 per annum the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting will be available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Jacobs Levy, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.80% (estimated to be $5,491,819 based on an assumed average asset level of $686,447,785 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.23% (estimated to be $1,578,830 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.21% (estimated to have been $1,441,540 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Jacobs Levy.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Jacobs Levy does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Jacobs Levy

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650, is owned and controlled by Bruce Jacobs and Kenneth Levy.

The names and principal occupations of the principal executive officers and each director or general partner of Jacobs Levy, all located at 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650, are listed below.

Name	Principal Occupation/Title
Bruce I. Jacobs	President
Kenneth N. Levy	Vice President

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Jacobs Levy. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Jacobs Levy, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Jacobs Levy or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

July 24, 2014

RUSSELL SHORT DURATION BOND FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Short Duration Bond Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of THL Credit Advisors LLC to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Wellington Management Company, LLP as a money manager to the Fund. These changes became effective on May 30, 2014 and June 2, 2014, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

July 24, 2014

To Shareholders of the Russell Short Duration Bond Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of THL Credit Advisors LLC (“THL”) to serve as a new money manager to the Fund. At the same time, the Board approved the termination of Wellington Management Company, LLP as a money manager to the Fund. These changes became effective on May 30, 2014 and June 2, 2014, respectively.

The attached Information Statement provides information about THL, the new portfolio management contract with THL and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL SHORT DURATION BOND FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Short Duration Bond Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 20, 2014, the Board authorized the signing of a portfolio management contract to engage THL Credit Advisors LLC (“THL”) to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. On that same date, the Board also authorized the termination of a similar portfolio management contract with Wellington Management Company, LLP (“Wellington”). On June 2, 2014, the portfolio management contract with Wellington was terminated.

Portfolio Management Contract

Effective May 30, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with THL. The contract will continue until August 31, 2015. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to THL and by THL upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contract with THL, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2014, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and THL. The Trustees approved the terms of the proposed portfolio management contract with THL based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1.2 billion (as of February 28, 2014), the proposed changes would decrease by approximately $37,269 per annum the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting will be available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including THL, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.45% (estimated to be $5,982,353 based on an assumed average asset level of $1,329,411,474 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.09% (estimated to be $1,196,470 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.09% (estimated to have been $1,196,470 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with THL.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

THL acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2013
THL Credit Senior Loan Fund	$190 million

Additional Information About THL

THL Credit Advisors LLC (“THL”), 100 Federal Street, Boston, MA 02110, is 60% owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. The remaining 40% of THL is owned by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.

The names and principal occupations of the principal executive officers and each director or general partner of THL, all located at 100 Federal Street, Boston, MA 02110, are listed below.

Name	Principal Occupation/Title
James Hunt	Chief Executive and Chief Investment Officer
Sam Tillinghast	Co-President
Terrance Olson	Chief Operating and Chief Financial Officer
Stephanie Pare Sullivan	General Counsel and Chief Compliance Officer
Hunter Stropp	Co-President
Thomas Hagerty	Managing Director

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of THL. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which THL, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of THL or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

July 24, 2014

RUSSELL GLOBAL REAL ESTATE SECURITIES FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Global Real Estate Securities Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company to serve as new money managers to the Fund. At the same time, the Board approved the termination of AEW Capital Management, L.P. as a money manager to the Fund. These changes became effective on May 27, 2014 and May 20, 2014, respectively.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

July 24, 2014

To Shareholders of the Russell Global Real Estate Securities Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (collectively, “Morgan Stanley”) to serve as new money managers to the Fund. At the same time, the Board approved the termination of AEW Capital Management, L.P. as a money manager to the Fund. These changes became effective on May 27, 2014 and May 20, 2014, respectively.

The attached Information Statement provides information about Morgan Stanley, the new agreements with and in respect of Morgan Stanley and the Board’s considerations in approving the new agreements.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL GLOBAL REAL ESTATE SECURITIES FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Global Real Estate Securities Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

On May 20, 2014, the Board authorized the signing of a portfolio management contract to engage Morgan Stanley Investment Management, Inc. to manage the investment and reinvestment of a portion of the assets of the Fund assigned to them by RIMCo. Morgan Stanley delegates a portion of its investment advisory services to the Fund to its SEC-registered non-U.S. affiliates, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (together with Morgan Stanley Investment Management, Inc., “Morgan Stanley”), in accordance with the terms of Delegation Agreements between Morgan Stanley Investment Management, Inc. and each such affiliate. These Delegation Agreements were approved by the Board on that same date (the Delegation Agreements, together with the portfolio management contract, the “Agreements”). On that same date, the Board also authorized the termination of a similar portfolio management contract with AEW Capital Management, L.P. (“AEW”). On May 20, 2014, the portfolio management contract with AEW was terminated.

Portfolio Management Contract

Effective May 20, 2014, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with Morgan Stanley Investment Management, Inc. and, effective May 27, 2014, Morgan Stanley Investment Management, Inc. entered into the Delegation Agreements with its affiliates. The Agreements will continue until August 31, 2015. Thereafter, the Agreements will continue in effect for successive annual periods if their continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The Agreements are automatically terminated if assigned. The Agreements may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Morgan Stanley and by Morgan Stanley upon 30 or 60 days’ written notice to the applicable party.

Board Approval of Portfolio Management Contract

In evaluating the Agreements, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2014, the Board received a proposal from RIMCo to approve the Agreements. The Trustees approved the terms of the Agreements based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the money manager) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets to the money manager. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $1,670 million (as of December 2013), the proposed changes would decrease by approximately $223,000 per annum the aggregate money manager fees to be paid by RIMCo from its investment advisory fee as a result of the engagement of the money manager. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting will be available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Morgan Stanley, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.80% (estimated to be $13,862,876 based on an assumed average asset level of $1,732,859,564 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.26% (estimated to be $4,505,435 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.25% (estimated to have been $4,332,149 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Morgan Stanley.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Morgan Stanley Investment Management Inc. acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of May 31, 2014
AZL Morgan Stanley Global Real Estate Fund	$195,450,594
Morgan Stanley Global Real Estate Fund	$305,401,232
Universal Institutional Funds, Inc. – Global Real Estate Portfolio	$104,074,299
Morgan Stanley Institutional Fund, Inc. – Global Real Estate Portfolio	$2,321,195,851
Russell Investments Funds Global Real Estate Securities Fund	$750,600,000

Morgan Stanley Investment Management Limited does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Morgan Stanley Investment Management Company does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Morgan Stanley

Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, Morgan Stanley Investment Management Limited, 25 Cabot Square, Canary Wharf, London E144QA, England, and Morgan Stanley Investment Management Company, 23 Church Street, #16-01 Capital Square, Singapore 049481, are each wholly owned subsidiaries of Morgan Stanley, 1585 Broadway, New York, NY 10036, a publically traded company. Morgan Stanley’s CUSIP and ticker are 556902DL5 and MS, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Morgan Stanley Investment Management Inc., all located at 522 Fifth Avenue, New York, NY 10036, are listed below.

Name	Principal Occupation/Title
Gregory J. Fleming	Managing Director and President
Christopher O’Dell	Managing Director and Secretary
Stefanie Chang Yu	Managing Director and Chief Compliance Officer
Jeffrey Gelfand	Managing Director and Chief Financial Officer
Mary Alice Dunne	Managing Director and Director
Arthur Lev	Managing Director and Director
James Janover	Managing Director and Director
Kevin Klingert	Managing Director and Director
Karen Cassidy	Managing Director and Treasurer
John Chiota	Executive Director and Chief Anti-Money Laundering Officer

The names and principal occupations of the principal executive officers and each director or general partner of Morgan Stanley Investment Management Limited, all located at 25 Cabot Square, Canary Wharf, London E144QA, England, are listed below.

Name	Principal Occupation/Title
Judith Elizabeth Eden	Managing Director, Director and Chief Administrative Officer
Jonathan James Bonner Ingmire	Managing Director and Chief Compliance Officer
Andrew Clive Onslow	Managing Director and Director
Dominic Paul Price	Managing Director and Director
Lodewijk Dirk Van Setten	Managing Director
Christopher Leroy O’Dell	Chief Legal Officer

The names and principal occupations of the principal executive officers and each director or general partner of Morgan Stanley Investment Management Company, all located at 23 Church Street, #16-01 Capital Square, Singapore 049481, are listed below.

Name	Principal Occupation/Title
Tammy Kuan	Executive Director and Financial Controller
Ronald Ong	Managing Director and Director
Chetan Jain	Executive Director and Chief Operations Officer
Kapil Trikha	Managing Director and Director
Peter Wright	Managing Director and Director
Tanja Listar	Executive Director and Legal Counsel
Samuel Gene Rhee	Managing Director, Director and Chief Executive Officer
Valerie Foo	Vice President and Chief Compliance Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Morgan Stanley. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Morgan Stanley, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Morgan Stanley or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

July 24, 2014

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Mar Vista Investment Partners, LLC (“Mar Vista”) and Sustainable Growth Advisers, LP (“Sustainable”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Mar Vista and Sustainable as discretionary money managers to the Fund. These changes became effective on May 20, 2014.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other Fund related information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

July 24, 2014

To Shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Mar Vista Investment Partners, LLC (“Mar Vista”) and Sustainable Growth Advisers, LP (“Sustainable”) to serve as non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Mar Vista and Sustainable as discretionary money managers to the Fund. These changes became effective on May 20, 2014.

The attached Information Statement provides information about Mar Vista and Sustainable, the new portfolio management contracts with Mar Vista and Sustainable and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager changes. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

RUSSELL TAX-MANAGED U.S. LARGE CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell Tax-Managed U.S. Large Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different discretionary money managers unaffiliated with RIMCo. Such money managers have discretionary asset management assignments pursuant to which they are allocated a portion of Fund assets. Certain money managers may also have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund. Assets not allocated to discretionary money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Managers

On May 20, 2014, the Board authorized the signing of portfolio management contracts to engage Mar Vista Investment Partners, LLC (“Mar Vista”) and Sustainable Growth Advisers, LP (“Sustainable”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIMCo. On that same date, the Board also authorized the termination of portfolio management contracts with Mar Vista and Sustainable as discretionary money managers. On May 23, 2014, the portfolio management contracts with Mar Vista and Sustainable as discretionary money managers were terminated.

Portfolio Management Contract

Effective May 20, 2014, RIMCo, as fiduciary for RIC, entered into new portfolio management contracts with Mar Vista and Sustainable. Each contract will continue until August 31, 2015. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to Mar Vista or Sustainable, respectively, and by Mar Vista and Sustainable, respectively, upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Mar Vista and Sustainable, respectively, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among multiple discretionary money managers. In addition, certain money managers may have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIMCo representing their investment recommendations, based upon which RIMCo purchases and sells securities for the Fund.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the discretionary money managers and selecting non-discretionary money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on May 20, 2014, the Board received a proposal from RIMCo to approve new portfolio management contracts between RIMCo and Mar Vista and Sustainable, respectively. The Trustees approved the terms of each proposed portfolio management contract with Mar Vista and Sustainable, respectively, based upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIMCo’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIMCo that, based on Fund assets of approximately $972 million (as of February 2014), the proposed changes would decrease by approximately $41,342 per annum the aggregate fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at their May 19-20, 2014 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their May 19-20, 2014 meeting will be available in the Fund’s annual report for the fiscal year ended October 31, 2014, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Mar Vista and Sustainable, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.70% (estimated to be $4,605,770 based on an assumed average asset level of $657,967,130 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.19% (estimated to be $1,250,138 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIMCo, as applicable, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.18% (estimated to have been $1,184,341 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Mar Vista or Sustainable.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Mar Vista does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Sustainable acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2014
American Beacon SGA Global Growth Fund	$5.6 million
HC Capital Tr – The Growth Equity Fund	$137 million
HC Capital Tr – Institutional Growth Equity Fund	$77.0 million
John Hancock U.S. Global Leaders Growth Fund	$1.25 billion

Additional Information About Mar Vista and Sustainable

Mar Vista Investment Partners, LLC, 11150 Santa Monica, Boulevard, Suite 320, Los Angeles, CA 90067, is owned 51% by Silas Myers, 29% by Brian Massey and 10% by each of Jeff Prestine and Josh Honeycutt.

Sustainable Growth Advisers, LP, 3 Stamford Plaza, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901, is a limited partnership with no one individual controlling more than 25%. Its general partner is SGIA, LLC, which is equally owned by its three principals, George P. Fraise, Gordon M. March and Robert L. Rohn.

The names and principal occupations of the principal executive officers and each director or general partner of Mar Vista, all located at 11150 Santa Monica, Boulevard, Suite 320, Los Angeles, CA 90067, are listed below.

Name	Principal Occupation/Title
Brian Beh	Chief Compliance Officer & Board Member
Brian Massey	President, Manager, Board Member, Common Member
Jeffrey Prestine	Common Member
Joshua Honeycutt	Common Member
Roxbury Capital Management, LLC	Preferred Shareholder, Delaware LLC
Silas Myers	CEO, Manager, Chairman, Board Member, Common Member

The names and principal occupations of the principal executive officers and each director or general partner of Sustainable, all located at 3 Stamford Plaza, 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901, are listed below.

Name	Principal Occupation/Title
Barbara Fletcher	Head Trader/Director of Portfolio Administration
Barclay Douglas III	Outside Advisor
George P. Fraise	Principal/Portfolio Manager/Anyalst
Gordon M. Marchand	Principal/Portfolio Manager/Analyst
Joseph Kolanko	Director of Client Services
Mary Greve	CCO/Director of Operations
Nicholas Marshall	Outside Advisor
Peter Seuffert	Chief Operating Officer
Robert L. Rohn	Principal/Portfolio Manager/Analyst
Stephen Paggioli	Outside Advisor
Todd J. Peters	Outside Advisor

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Mar Vista or Sustainable. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Mar Vista or Sustainable, or their respective parent entities or subsidiaries or any subsidiaries of the parents of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Mar Vista or Sustainable or their respective parents or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.